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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 --------------
                                    FORM 8-K
                                 --------------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  October 1, 1997
             (Date of earliest event reported):  September 29, 1997



                          HOMECOM COMMUNICATIONS, INC.
                (Exact name of Company specified in its charter)




         DELAWARE                            333-12219                     58-2153309
(State or other jurisdiction of      (Commission File Number)  (IRS Employer Identification No.)
incorporation or organization)


3535 PIEDMONT ROAD, BUILDING 14, SUITE 100, ATLANTA, GEORGIA                 30305
     (Address of principal executive offices)                              (Zip Code)





                                 (404) 237-4646
               (Company's telephone number, including area code)








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ITEM 5.   OTHER EVENTS

     On September 29, 1997, the Company issued a press release regarding its completion of a $1.7 Million Private Placement, Cost Cutting Measurers and Larger than Expected Loss for Current Quarter, a copy of which is attached hereto as Exhibit 99.


ITEM 7.   FINANCIALS STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99   Press Release






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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HOMECOM COMMUNICATIONS, INC.



                                        /s/ Harvey W. Sax
                                        -------------------------------------
                                        HARVEY W. SAX
                                        President and Chief Executive Officer



Date:  October 1, 1997


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                                 EXHIBIT INDEX



Exhibit
-------
99              Press Release